UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Eagle Rock Ave

East Hanover, NJ 07936

(Address of Principal Executive Offices)

(973) 396-1720

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (par value $0.00001 per share)	SSNT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, SilverSun Technologies, Inc. (the “Company” or “SilverSun”) entered into an Amended and Restated Investment Agreement (the “Investment Agreement”), dated April 14, 2024, with Jacobs Private Equity II, LLC, a Delaware limited liability company (“JPE”) (on behalf of itself and on behalf of the other investors party thereto (collectively with JPE, the “Investors”)), providing for, among other things, an aggregate investment by the Investors of $1,000,000,000 in cash in the Company (collectively, the “Equity Investment”).

In connection with the anticipated closing of the Equity Investment (the “Closing”), expected to be June 6, 2024, which is conditional upon, and subject to, the conditions thereto, including receipt of approval by the Company’s stockholders at a special stockholders’ meeting to be held on May 30, 2024 (the “Special Meeting”), the board of directors of the Company has declared a conditional cash dividend (the “Cash Dividend”) in an aggregate amount of $17,400,000, payable on June 12, 2024, to holders of shares of the Company’s common stock, par value $0.00001 per share (the “Company Common Stock”), of record as of the close of business on June 5, 2024 (the “Record Date”). The payment of the Cash Dividend is conditional upon, and subject to, the occurrence of the Closing and the satisfaction of the conditions thereto, including receipt of approval by the Company’s stockholders at the Special Meeting.

On May 28, 2024, the Company and JPE (on behalf of itself and the other Investors) entered into a letter agreement (the “Letter Agreement”), pursuant to which the parties agreed that, subject to receipt of approval by the Company’s stockholders at the Special Meeting, the effectiveness of the amended and restated certificate of incorporation referred to in the Investment Agreement, including the 8-1 reverse stock split contemplated thereby (the “Reverse Stock Split), will be at 9:00 a.m. on the day of Closing, and not at 11:59 p.m. two days prior to the Closing as previously contemplated by the Investment Agreement. A supplement to the definitive proxy statement on Schedule 14A filed on April 30, 2024 as to these matters is being concurrently filed with the U.S. Securities and Exchange Commission.

The Letter Agreement will not affect the aggregate amount of the Cash Dividend. The exact amount of the Cash Dividend on a per share basis will be equal to $17,400,000 divided by the number of shares of Company Common Stock issued and outstanding as of the close of business on the Record Date, which will occur one day prior to the effective time of the Reverse Stock Split. The per share Cash Dividend is expected to be approximately $3.27, based on 5,315,581 shares of Company Common Stock expected to be outstanding as of the Record Date.

The foregoing description of the Letter Agreement does not purport to be complete and is subject to, and qualified by, the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, such as statements regarding revenue goals, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

●	uncertainties as to the completion of the Equity Investment and the other transactions contemplated by the Investment Agreement, including the risk that one or more of the transactions may involve unexpected costs, liabilities or delays;

●	risks associated with potential significant volatility and fluctuations in the market price of SilverSun’s common stock;

●	risks associated with the Company’s relatively low public float, which may result in its common stock experiencing significant price volatility;

●	the possibility that competing transaction proposals for the Company may be made;

●	risks associated with raising additional equity or debt capital from public or private markets to pursue the Company’s business plan following the closing of the Equity Investment, including in an amount that may significantly exceed the amount of the Equity Investment, and the effects that raising such capital may have on SilverSun and its business, including the risk of substantial dilution or that SilverSun’s common stock may experience a substantial decline in trading price;

●	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;

●	the effects that the announcement, pendency or consummation of the Equity Investment and the other transactions contemplated by the Investment Agreement may have on the Company and its current or future business or on the price of the Company’s common stock;

●	the possibility that an active, liquid trading market for the Company’s common stock may not develop or, if developed, may not be sustained;

●	the possibility that the warrants and the preferred stock contemplated by the Investment Agreement, if issued, may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;

●	the possibility that all of the closing conditions to the Equity Investment or the other transactions contemplated by the Investment Agreement may not be satisfied or waived, or any other required third-party, regulatory or other consents or approvals may not be obtained within the relevant timeframe, or at all, including the possibility that SilverSun may fail to obtain stockholder approval for the transactions contemplated by the Investment Agreement;

●	the effects that a termination of the Investment Agreement may have on the Company, including the risk that the price of the Company’s common stock may decline significantly if the Equity Investment is not completed;

●	uncertainties regarding the Company’s focus, strategic plans and other management actions;

●	the risk that the Company, following the closing of the Equity Investment, is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;

●	the risks associated with the Company’s succession plans;

●	the risks associated with, following the closing of the Equity Investment, being a “controlled company” as defined under applicable stock exchange rules, including that Mr. Jacobs will be able to influence the Company’s management and affairs and all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions;

●	the risk that certain rules of the U.S. Securities and Exchange Commission (the “SEC”) may require that any registration statement the Company may file with the SEC be subject to SEC review and potential delay in its effectiveness, and that a registration statement must be filed and declared effective for any acquisition (including an all-cash acquisition), which would delay its consummation and could reduce the Company’s attractiveness as an acquirer for potential acquisition targets;

●	the possibility that the Company could elect to rely on the “controlled company” exemption under applicable stock exchange rules and that the Company’s stockholders will not have the same protections afforded to stockholders of companies that are not “controlled companies,” including that a majority of the members of the board of directors of the Company may not need to be independent directors, that the Company’s nomination and corporate governance and compensation committees may not need to consist entirely of independent directors and that the compensation of the Chief Executive Officer may not need to be determined or recommended solely by an independent director;

●	the possibility that the concentration of ownership by Mr. Jacobs may have the effect of delaying or preventing a change in control of the Company and might affect the market price of shares of the common stock of the Company;

●	the possibility that the Company’s status as a “controlled company” could cause the common stock of the Company to be less attractive to certain investors;

●	the risk that Mr. Jacobs’ past performance may not be representative of future results;

●	the risk that the Company is unable to attract or retain world-class talent;

●	the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on SilverSun’s business prospects, financial condition, results of operations or the price of SilverSun’s common stock;

●	the risks that the Company may not be able to enter into agreements with acquisition targets on attractive terms, or at all, that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized and that the Company encounter difficulties in integrating and operating such acquired companies, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the Company or its securities or ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the Company and its value or the trading prices of its securities;

●	risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Company and its business partners, and the loss of confidential information and other business disruptions;

●	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of SilverSun’s existing stockholders;

●	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or seasonality or dependence on general economic conditions, including inflation or deflation, interest rates, consumer confidence, labor and supply shortages, weather and commodity prices;

●	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

●	risks associated with potential litigation related to the transactions contemplated by the Investment Agreement or related to any possible subsequent financing transactions or acquisitions or investments;

●	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

●	other factors, including those set forth in the Company’s filings with the SEC , including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements herein speak only as of the date each statement is made. Neither the Company nor any person undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the Equity Investment, SilverSun filed with the SEC a definitive proxy statement on Schedule 14A (the “Special Meeting Proxy Statement”) on April 30, 2024. SilverSun commenced mailing the Special Meeting Proxy Statement and a form of proxy card to its stockholders on or about April 30, 2024. SILVERSUN’S STOCKHOLDERS ARE URGED TO READ THE SPECIAL MEETING PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED EQUITY INVESTMENT. SilverSun’s stockholders are able to obtain, without charge, a copy of the Special Meeting Proxy Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. SilverSun’s stockholders are also able to obtain, without charge, a copy of the Special Meeting Proxy Statement and other relevant documents from SilverSun’s website at https://www.silversuntech.com or by written request to SilverSun at 120 Eagle Rock Avenue, East Hanover, New Jersey 07936.

Participants in the Solicitation

JPE and SilverSun and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SilverSun’s stockholders with respect to the Equity Investment and the other transactions contemplated by the Investment Agreement. The interests of SilverSun and its directors and executive officers with regard to the Equity Investment may differ from the interests of SilverSun’s stockholders generally, and stockholders may obtain additional information by reading the Special Meeting Proxy Statement and other relevant documents regarding the Equity Investment and the other transactions contemplated by the Investment Agreement, when filed with the SEC. Information regarding the names of SilverSun’s directors and executive officers and their respective interests in SilverSun by security holdings or otherwise is set forth in SilverSun’s proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on November 27, 2023, in the sections captioned “Executive Compensation” and “Director Compensation”, and in the Special Meeting Proxy Statement, filed with the SEC on April 30, 2024, in the section captioned “Security Ownership of Certain Beneficial Owners and Executive Officers and Directors of the Company.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Letter Agreement, dated May 28, 2024, by and between the Company and Jacobs Private Equity II, LLC (on behalf of itself and on behalf of each of the other Investors).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

Date: May 28, 2024	By:	/s/ Mark Meller
Mark Meller
President, Chief Executive Officer